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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 15, 2004

                               AROTECH CORPORATION
             (Exact name of registrant as specified in its charter)

          DELAWARE                     0-23336               95-4302784
 (State or other jurisdiction        (Commission           (IRS Employer
      of incorporation)              File Number)        Identification No.)

  250 WEST 57TH STREET, SUITE 310, NEW YORK, NEW YORK           10107
      (Address of Principal Executive Offices)                (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 258-3222


          (Former name or former address, if changed since last report)

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ITEM 5.           OTHER EVENTS AND REGULATION FD DISCLOSURE.

      1. On July 15, 2004, we publicly disseminated the press release attached as Exhibit 99.1 hereto.

      2. On July 15, 2004, we publicly disseminated a press release (the "Press Release") announcing that, pursuant to the terms of a Securities Purchase Agreement dated July 15, 2004 (the "SPA") by and between Arotech Corporation and several institutional investors (the "Investors"), we issued and sold to the Investors an aggregate of 4,258,065 shares of our common stock (the "Shares"), at a purchase price of $1.55 per share, off of our effective shelf registration statement. Gross proceeds of this offering will be $6.6 million.

      We also announced that we had previously received a total of $16.5 million upon exercise of a total of 8,814,235 of our outstanding warrants. As part of the consideration for their exercise, these warrant holders received an equal number of new warrants at an exercise price to be determined based on 90% of the volume weighted average of the price of our common stock on the Nasdaq Stock Market over the three trading days between July 15, 2004 and July 19, 2004, inclusive, but not more than $1.88. The new warrants and the shares underlying the warrants that were issued have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration under the Securities Act and applicable state securities or an applicable exemption from the registration requirements of such act. We have agreed to file a registration statement covering the shares of common stock issuable upon exercise of the new warrants.

      We will use the net proceeds of this offering primarily for the acquisition, announced in the press release attached as Exhibit 99.1 hereto, of Armour of America Incorporated; if the acquisition of Armour of America is for any reason not consummated, the proceeds will be used to fund acquisitions or investments in businesses, products or technologies that are complementary to our own, general corporate purposes, which may include funding research, development and product manufacturing, increasing our working capital, reducing indebtedness, and capital expenditure.

      The foregoing description of the SPA is qualified in its entirety by reference to the agreement itself. A copy of the SPA is attached to this report as Exhibit 4.1 hereto, and is incorporated herein by reference. A copy of the press release issued in connection with the above is included herein as Exhibit 99.2.

      In order to furnish certain exhibits for incorporation by reference into our Registration Statement on Form S-3 previously filed with the Securities and Exchange Commission (File No. 333-110729), which Registration Statement was declared effective by the Commission on December 5, 2003, and which Registration Statement contains our prospectus dated December 5, 2003, as supplemented by our prospectus supplement dated July 15, 2004, we are filing the opinion of Lowenstein Sandler PC as Exhibit 5.1 to the Registration Statement.

      The opinion of Lowenstein Sandler PC filed as Exhibit 5.1 herewith relates to the validity of the shares of Common Stock to be sold by us pursuant to the prospectus supplement dated July 15, 2004.

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      Following  the offering  described  above,  Arotech  will have  78,529,483 shares of common stock outstanding, compared to 74,271,418 shares before the offering.

      In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, we note that certain statements set forth in this Current Report on Form 8-K may constitute forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. These statements are subject to various risks and uncertainties that may cause actual results to vary significantly. These risks and uncertainties include, but are not limited to, risks relating to: product and technology development; the uncertainty of the market for our products; changing economic conditions; delay, cancellation or non-renewal, in whole or in part, of contracts or of purchase orders; and other risk factors detailed in our most recent annual report on Form 10-K for the fiscal year ended December 31, 2003, as amended, our most recent Quarterly Report on Form 10-Q, and other filings with the Securities and Exchange Commission. Readers should consider all of these risk factors as well as other information contained in this report.

      3. On June 16, 2004, pursuant to resolutions adopted by our Board of Directors and our shareholders, we filed an amendment to our certificate of incorporation increasing our authorized share capital from 100 million shares of common stock and one million shares of preferred stock to 250 million shares of common stock and one million shares of preferred stock.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (c) Exhibits - The following documents are filed as exhibits to this report:

  EXHIBIT
  NUMBER   DESCRIPTION

    4.1....Securities Purchase Agreement dated July 15, 2004

    5.1....Legal Opinion of Lowenstein Sandler PC

   99.1....Press release dated July 15, 2004

   99.2....Press release dated July 15, 2004

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       AROTECH CORPORATION
                                          (REGISTRANT)


                                       By:  /s/ Robert S. Ehrlich
                                            ------------------------------------
                                            Name:   Robert S. Ehrlich
                                            Title:  Chairman, President and CEO
Dated:   July 15, 2004

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                                  EXHIBIT INDEX

      The following exhibits are filed with the Current Report on Form 8-K.

  EXHIBIT
  NUMBER                   DESCRIPTION

    4.1....Securities Purchase Agreement dated July 15, 2004

    5.1....Legal Opinion of Lowenstein Sandler PC

   99.1....Press release dated July 15, 2004

   99.2....Press release dated July 15, 2004